UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2009

Morgans Hotel Group Co.
 (Exact name of registrant as specified in its charter)

Delaware	001-33738	16-1736884
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 Tenth Avenue New York, NY	10018
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 277-4100

Not applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On October 15, 2009, Morgans Hotel Group Co. (the “Registrant”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P. (collectively, the “Investors”). Under the Securities Purchase Agreement, on October 15, 2009, the Registrant issued and sold to the Investors (1) 75,000 of the Registrant’s Series A Preferred Securities, $1,000 liquidation preference per share (the “Series A Preferred Securities”), and (2) warrants to purchase 12,500,000 shares of the Registrant’s common stock at an exercise price of $6.00 per share. A copy of the Securities Purchase Agreement is being filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The Series A Preferred Securities have an 8% dividend rate for the first five years, a 10% dividend rate for years six and seven, and a 20% dividend rate thereafter. The Registrant has the option to redeem any or all of the Series A Preferred Securities at par at any time. The Series A Preferred Securities have limited voting rights and only vote on the authorization to issue senior preferred, amendments to their certificate of designations, amendments to the Registrant’s charter that adversely affect the Series A Preferred Securities and certain change in control transactions. In connection with the issuance of the Series A Preferred Securities, on October 15, 2009, the Registrant filed a certificate of designations (the “Certificate of Designations”) with the Delaware Secretary of State for the purpose of amending its certificate of incorporation to designate the Series A Preferred Securities and to specify the voting and other powers, preferences and relative, participating, optional or other rights, and the qualifications, limitations and restrictions, of the Series A Preferred Securities, including the relevant provisions described above. A copy of Certificate of Designations is being filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The warrants to purchase 12,500,000 shares of the Registrant’s common stock at an exercise price of $6.00 per share have a 7-1/2 year term and are exercisable utilizing a cashless exercise method only, resulting in a net share issuance. The exercise of the warrants is subject to approval of the issuance of the shares of common stock issuable upon exercise by the Registrant’s stockholders at a meeting that will be called for that purpose. In order to comply with applicable gaming rules and regulations without requiring the Investors to obtain findings of suitability from applicable gaming authorities, the exercise of the warrants is also subject to an exercise cap which effectively limits the Investors’ beneficial ownership of the Registrant’s common stock to 9.9% at any one time. The exercise price and number of  shares subject to the warrant are both subject to anti-dilution adjustments. A form of the warrant is being filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The issuance of the shares of the Registrant’s common stock upon exercise of the warrants is subject to the approval of the Registrant’s stockholders at a special meeting of the Registrant’s stockholders. The Registrant expects to hold that special meeting in late 2009. If that approval is obtained, all warrants will become exercisable, subject to the exercise cap described above. If that approval is not obtained, warrants to purchase more than 19.9% of the Registrant’s common stock will become redeemable and will represent the right to receive a payment in cash during the 7-1/2 year life of the warrants equal to the Registrant’s share price at the time of exercise less the then-applicable exercise price.

For so long the Investors collectively have the right to purchase through exercise of the warrants 875,000 shares of the Registrant’s common stock, the Registrant has agreed to use its reasonable best efforts to cause its board of directors to nominate and recommend to the Registrant’s stockholders the election of a person nominated by the Investors as a director of the Registrant and to use its reasonable best efforts to ensure that the Investors’ nominee is elected to the Registrant’s board of directors at each such meeting. If that nominee is not elected by the Registrant’s stockholders, the Investors have certain observer rights and, in certain circumstances, the dividend rate on the Series A Preference Securities increases by 4% during any time that an Investors’ nominee is not a member of the Registrant’s board of directors. Effective October 15, 2009, as described in Item 5.02 below, the Investors nominated and the Registrant’s board of directors elected Michael Gross as a member of the Registrant’s board of directors.

Under the Securities Purchase Agreement, the Investors have consent rights over certain transactions for so long they collectively have the right to purchase through exercise of the warrants 6,250,000 shares of the Registrant’s common stock, including (subject to certain exceptions and limitations):

•	the sale of substantially all of the Registrant’s assets to a third party;

•	the acquisition by the Registrant of a third party where the equity investment by the Registrant is $100 million or greater;

•	the acquisition of the Registrant by a third party; or

•	any change in the size of the Registrant’s Board of Directors to a number below 7 or above 9.

Subject to certain exceptions, the Investors may not transfer any Series A Preferred Securities, warrants or common stock until October 15, 2012. The Investors are also subject to certain standstill arrangements as long as they own over 15% of the Registrant’s common stock. Until October 15, 2010, the Investors have certain rights to purchase their pro rata share of any equity or debt securities offered or sold by the Registrant.

In connection with the investment by the Investors, the Registrant paid to the Investors a commitment fee of $2.4 million and reimbursed the Investors for $600,000 of expenses.

The Registrant and Yucaipa American Alliance Fund II, LLC, an affiliate of the Investors (the “Fund Manager”), also entered into a Real Estate Fund Formation Agreement (the “Fund Formation Agreement”), dated as of October 15, 2009, pursuant to which the Registrant and the Fund Manager have agreed to use their good faith efforts to endeavor to raise a private investment fund (the “Fund”). The purpose of the Fund will be to invest in hotel real estate projects located in North America. The Registrant will be offered the opportunity to manage the hotels owned by the Fund under long-term management agreements. A copy of the Fund Formation Agreement is attached hereto as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

In connection with the Fund Formation Agreement, the Registrant issued to the Fund Manager 5,000,000 contingent warrants to purchase the Registrant’s common stock at an exercise price of $6.00 per share with a 7-1/2 year term. These contingent warrants will only become exercisable if the Fund obtains capital commitments in certain amounts over certain time periods and also meets certain further capital commitment and investment thresholds. The exercise of these contingent warrants is subject to the approval of the issuance of the shares of common stock issuable upon exercise by the Registrant’s stockholders at a meeting that will be called for that purpose. In order to comply with applicable gaming rules and regulations without requiring the Fund Manager to obtain a finding of suitability from applicable gaming authorities, the exercise of these contingent warrants is also subject to an exercise cap which effectively limits the Fund Manager’s beneficial ownership (which is considered jointly with the Investors’ beneficial ownership) of the Registrant’s common stock to 9.9% at any one time. The exercise price and number of shares subject to these contingent warrants are both subject to anti-dilution adjustments. Copies of the warrants issued to the Fund Manager are attached hereto as Exhibits 4.2 and 4.3 to this Current Report on Form 8-K and are incorporated herein by reference.

The Registrant, the Investors and the Fund Manager also entered into a Registration Rights Agreement covering the shares of common stock issuable upon exercise of the warrants and the contingent warrants. Under the registration rights agreement, the Investors, the Fund Manager and other future holders of the  shares of common stock issuable upon exercise of the warrants and the contingent warrants will have shelf, demand and piggyback registration rights with respect to the common stock. A copy of the Registration Rights Agreement is attached hereto as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements filed as exhibits hereto.

Item 3.02. Unregistered Sales of Equity Securities

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated into this Item 3.02.

The Series A Preferred Securities and the warrants were issued in a private placement exempt from registration pursuant to Section 4(2) of the Securities Act of 1933.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated into this Item 3.03.

On October 14, 2009, the board of directors of the Registrant resolved to amend the Amended and Restated Stockholder Protection Rights Agreement (the “Rights Agreement”), dated as of October 1, 2009, between the Registrant and Mellon Investors Services LLC (“Mellon”), as Rights Agent, in connection with the investment by the Investors. Thereafter, on October 15, 2009, the Registrant and Mellon entered into Amendment No. 1 to the Rights Agreement (“Amendment No. 1”) to amend the definition of “Acquiring Person” and to add the definition of “Exempt Person”, as set forth in Amendment No. 1, to exempt the Investors, the Fund Manager and their affiliates from the definition of Acquiring Person in the Rights Agreement.

A copy of Amendment No. 1 is attached hereto as Exhibit 4.4 to this Current Report on Form 8-K and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Rights Agreement, Amendment No. 1 and the exhibits thereto.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated into this Item 5.02.

On October 15, 2009, the Registrant announced that Marc Gordon, previously Executive Vice President and Chief Investment Officer for the Registrant, has been promoted to President of the Registrant by the Registrant’s board of directors. The information required by Items 401 and 404 with respect to Mr. Gordon is set forth in the Registrant’s proxy statement, dated April 21, 2009, filed on Schedule 14A and incorporated herein by reference. There were no changes to any contracts or arrangements with Mr. Gordon in connection with his promotion to President.

In connection with the investment, Michael Gross has been nominated by the Investors and appointed to the board of directors of the Registrant effective October 15, 2009. Mr. Gross was also named to the Registrant’s corporate governance and nominating committee. Mr. Gross has partnered with The Yucaipa Companies since 2004. From 1998 through 2007, Mr. Gross focused on consumer and real estate companies with various investment and research roles at Prentice Capital Management, S.A.C. Capital Advisors, LLC, Lehman Brothers Inc., Salomon SmithBarney and Granite Partners. Mr. Gross graduated with a BS from Cornell University’s School of Hotel Administration.

Deepak Chopra and David Moore have resigned from their positions on the Registrant’s board of directors effective October 15, 2009.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth under “Item 1.01. Entry into a Material Definitive Agreement” is incorporated into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit Number	Description

3.1	Certificate of Designations for Series A Preferred Securities

4.1	Form of Warrant for Warrants issued under Securities Purchase Agreement to Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P.

4.2	Warrant, dated October 15, 2009, issued to Yucaipa American Alliance Fund II, LLC

4.3	Warrant, dated October 15, 2009, issued to Yucaipa American Alliance Fund II, LLC

4.4	Amendment No. 1, dated as of October 15, 2009, to Amended and Restated Stockholder Protection Rights Agreement, dated as of October 1, 2009, between the Registrant and Mellon Investor Services LLC, as Rights Agent

10.1	Securities Purchase Agreement, dated as of October 15, 2009, by and among the Registrant and Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P.

10.2	Real Estate Fund Formation Agreement, dated as of October 15, 2009, by and between Yucaipa American Alliance Fund II, LLC and the Registrant

10.3	Registration Rights Agreement, dated as of October 15, 2009, by and between the Registrant and Yucaipa American Alliance Fund II, L.P., Yucaipa American Alliance (Parallel) Fund II, L.P. and Yucaipa American Alliance Fund II, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORGANS HOTEL GROUP CO.

       Date: October 16, 2009

By:  /s/ Richard Szymanski
Name: Richard Szymanski
Title: Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit Number	Description

3.1	Certificate of Designations for Series A Preferred Securities

4.1	Form of Warrant for Warrants issued under Securities Purchase Agreement to Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P.

4.2	Warrant, dated October 15, 2009, issued to Yucaipa American Alliance Fund II, LLC

4.3	Warrant, dated October 15, 2009, issued to Yucaipa American Alliance Fund II, LLC

4.4	Amendment No. 1, dated as of October 15, 2009, to Amended and Restated Stockholder Protection Rights Agreement, dated as of October 1, 2009, between the Registrant and Mellon Investor Services LLC, as Rights Agent

10.1	Securities Purchase Agreement, dated as of October 15, 2009, by and among the Registrant and Yucaipa American Alliance Fund II, L.P. and Yucaipa American Alliance (Parallel) Fund II, L.P.

10.2	Real Estate Fund Formation Agreement, dated as of October 15, 2009, by and between Yucaipa American Alliance Fund II, LLC and the Registrant

10.3	Registration Rights Agreement, dated as of October 15, 2009, by and between the Registrant and Yucaipa American Alliance Fund II, L.P., Yucaipa American Alliance (Parallel) Fund II, L.P. and Yucaipa American Alliance Fund II, LLC